Exhibit 99.2

Validus Holdings, Ltd. Bermuda Commercial Bank Building 19 Par-la-Ville Road Hamilton, HM 11 Bermuda

Mailing Address:
Suite 1790 48 Par-la-Ville Road Hamilton, HM 11 Bermuda

Telephone: (441) 278-9000 Facsimile: (441) 278-9090 Website: www.validusre.bm
VALIDUS SUBMITS APPLICATION TO BERMUDA COURT
FOR SCHEME OF ARRANGEMENT

Hamilton, Bermuda — May 14, 2009 — Validus Holdings, Ltd. (“Validus”) (NYSE: VR) announced today that it has filed with the Supreme Court of Bermuda an application for the court to convene a meeting of shareholders of IPC Holdings, Ltd. (“IPC”) (NASDAQ: IPCR) in connection with Validus’ previously announced Scheme of Arrangement under which Validus would acquire all of the IPC common shares under the same economic terms as in the Exchange Offer announced by Validus on May 12, 2009.
Exchange Offer
On May 12, 2009, Validus announced that it had commenced an Exchange Offer for all of the outstanding common shares of IPC. Under the terms of the Exchange Offer, IPC shareholders will receive 1.2037 Validus voting common shares for each IPC common share. We encourage you to read the Exchange Offer documents on file with the Securities and Exchange Commission. Shareholder questions regarding the Exchange Offer or requests for offering documents should be directed to Validus’ Information Agent for the Exchange Offer, Georgeson Inc., toll-free at (800) 213-0317; banks and brokers should call: (212) 440-9800.
About Validus Holdings, Ltd.
Validus Holdings, Ltd. is a provider of reinsurance and insurance, conducting its operations worldwide through two wholly-owned subsidiaries, Validus Reinsurance, Ltd. (“Validus Re”) and Talbot Holdings Ltd. (“Talbot”). Validus Re is a Bermuda based reinsurer focused on short-tail lines of reinsurance. Talbot is the Bermuda parent of the specialty insurance group primarily operating within the Lloyd’s insurance market through Syndicate 1183.
Contacts:
Investors:
Validus Holdings, Ltd.
Jon Levenson, Senior Vice President
+1-441-278-9000
or
Media:
Jamie Tully/Jonathan Doorley

Sard Verbinnen & Co
+1-212-687-8080
Cautionary Note Regarding Forward-Looking Statements
This press release may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) uncertainty as to whether Validus will be able to enter into and to consummate the proposed acquisition on the terms set forth in the Validus amalgamation offer; 2) uncertainty as to the actual premium that will be realized by IPC shareholders in connection with the proposed acquisition; 3) uncertainty as to the long-term value of Validus common shares; 4) unpredictability and severity of catastrophic events; 5) rating agency actions; 6) adequacy of Validus’ or IPC’s risk management and loss limitation methods; 7) cyclicality of demand and pricing in the insurance and reinsurance markets; 8) Validus’ limited operating history; 9) Validus’ ability to implement its business strategy during “soft” as well as “hard” markets; 10) adequacy of Validus’ or IPC’s loss reserves; 11) continued availability of capital and financing; 12) retention of key personnel; 13) competition; 14) potential loss of business from one or more major insurance or reinsurance brokers; 15) Validus’ or IPC’s ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 16) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 17) the integration of Talbot or other businesses we may acquire or new business ventures we may start; 18) the effect on Validus’ or IPC’s investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 19) acts of terrorism or outbreak of war; 20) availability of reinsurance and retrocessional coverage; 21) failure to realize the anticipated benefits of the proposed acquisition, including as a result of failure or delay in integrating the businesses of Validus and IPC; and 22) the outcome of litigation arising from the Validus Offer for IPC, as well as management’s response to any of the aforementioned factors.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our most recent reports on Form 10-K and Form 10-Q and the risk factors included in IPC’s most recent reports on Form 10-K and Form 10-Q and other documents of Validus and IPC on file with the Securities and Exchange Commission (“SEC”). Any forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Validus will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except as required by law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Additional Information about the Proposed Acquisition and Where to Find It:
This press release relates to the Exchange Offer by Validus to exchange each issued and outstanding common share of IPC for 1.2037 voting common shares of Validus. This press release is for informational purposes only and does not constitute an offer to exchange, or a solicitation of an offer to exchange, IPC common shares, nor is it a substitute for the Tender Offer Statement on Schedule TO or the preliminary prospectus/offer to exchange to be included in the Registration Statement on Form S-4 (including the letter of transmittal and related documents and as amended from time to time, the “Exchange Offer Documents”) that Validus has filed with the SEC. The Registration Statement has not yet become effective. The Exchange Offer will be made only through the Exchange Offer Documents.

This press release is not a substitute for the proxy statements that Validus has filed or may file with the SEC or any other documents which Validus may send to its or IPC’s shareholders in connection with the proposed acquisition, including the definitive proxy statement seeking proxies to oppose the issuance of IPC shares in connection with the amalgamation agreement between IPC and Max (the “Opposition Proxy Statement”) sent by Validus to IPC shareholders. Validus has also filed a preliminary proxy statement with the SEC seeking proxies to approve the issuance of Validus shares in connection with the proposed transaction between IPC and Validus (the “Validus Share Issuance Proxy Statement”). In addition, Validus has filed preliminary proxy statements with the SEC in connection with the Scheme of Arrangement (the “Scheme of Arrangement Proxy Statements”).
INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE EXCHANGE OFFER DOCUMENTS, THE OPPOSITION PROXY STATEMENT, THE VALIDUS SHARE ISSUANCE PROXY STATEMENT, THE SCHEME OF ARRANGEMENT PROXY STATEMENTS AND ANY OTHER PROXY STATEMENTS OR RELEVANT DOCUMENTS THAT VALIDUS HAS FILED OR MAY FILE WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. All such documents, when filed, are available free of charge at the SEC’s website (www.sec.gov) or by directing a request to Validus through Jon Levenson, Senior Vice President, at +1-441-278-9000.
Participants in the Solicitation:
Validus and certain of its executive officers are deemed to be participants in any solicitation of shareholders in connection with the proposed acquisition. Information about Validus’ executive officers is available in Validus’ proxy statement, dated March 25, 2009 for its 2009 annual general meeting of shareholders.
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